U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2021

ODYSSEY GROUP INTERNATIONAL, INC.

(Exact name of small business issuer as specified in its charter)

333-250896

(Commission File Number)

Nevada	47-1022125
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2372 Morse Ave., Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(619) 832-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 18, 2021, Odyssey Group International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Tysadco Partners (“Tysadco”), an accredited investor. Pursuant to the SPA, the Company has sold, in a private placement, restricted shares of the Company’s common stock, inducement shares and warrants.

Pursuant to the terms and conditions stated in the SPA, Tysadco purchased and the Company issued and sold for total proceeds of $250,000, (i) 833,333 restricted shares of the Company’s common stock, (ii) 666,667 restricted shares of the Company’s common stock as inducement shares, and (iii) 833,333 warrants (the “Warrant”) exercisable at $0.50 per common share expiring in five years.

The form of SPA, and Warrant are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The description of the SPA and Warrant contained herein is a summary and is qualified in its entirety by reference to the form of the SPA and the Warrant.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement dated October 18, 2021 by and between Odyssey Group International, Inc. and Tysadco Partners LLC.
10.2	Warrant dated October 18, 2021 issued to Tysadco Partners LLC.exercisable for 833,333 shares.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2021	Odyssey Group International, Inc.

	By:	/s/ Joseph Michael Redmond
Name: Joseph Michael Redmond
Title: Chief Executive Officer

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